SUPPLEMENT TO
CALVERT SMALL CAP FUND
Calvert Equity and Asset Allocation Funds Prospectus
Class A, B, C and Y
dated January 31, 2014
Date of Supplement: July 1, 2014
Calvert Investment Management, Inc. (the “Advisor”) has agreed to contractually limit direct net annual fund operating expenses for Class A, Class C and Class Y of the Fund, so that direct net operating expenses will not exceed 1.37%, 2.12% and 1.12%, respectively. The Advisor has also agreed to extend the time period of the current expense limitation for Class B. The new expense limitations are effective July 1, 2014, through January 31, 2016.
To reflect the new expense limitations, the “Annual Fund Operating Expenses” table and accompanying footnote 2 under the section “Fees and Expenses of the Fund” in the Fund Summary for Calvert Small Cap Fund on page 28 of the Prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class B	Class C	Class Y
Management fees	0.95%	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.37%	1.76%	0.41%	0.35%
Total annual fund operating expenses	1.57%	3.71%	2.36%	1.30%
Less fee waiver and/or expense reimbursement[2]	(0.20%)	(0.52%)	(0.24%)	(0.18%)
Net expenses	1.37%	3.19%	2.12%	1.12%
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2016. Direct net operating expenses will not exceed 1.37% for Class A, 3.19% for Class B, 2.12% for Class C, and 1.12% for Class Y. Only the Board of Directors of the Fund may terminate the Fund's expense limitation before the contractual period expires, upon 60 days' prior notice to shareholders.
The table under “Fees and Expenses of the Fund – Example” in the Fund Summary for Calvert Small Cap Fund on page 28 of the Prospectus is deleted and replaced with the following:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$608	$917	$1,261	$2,228
Class B
Expenses assuming redemption	$822	$1,458	$2,046	$3,428
Expenses assuming no redemption	$322	$1,058	$1,846	$3,428
Class C
Expenses assuming redemption	$315	$700	$1,226	$2,667
Expenses assuming no redemption	$215	$700	$1,226	$2,667
Class Y	$114	$384	$685	$1,543